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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 27, 2004, in the Registration Statement (Form S-1) and related Prospectus of Sunesis Pharmaceuticals, Inc. for the registration of its common stock.

/s/  ERNST & YOUNG LLP

San Jose, California
December 22, 2004

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm